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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2002

IDEC PHARMACEUTICALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19311 (Commission File Number)	33-0112644 (IRS Employer Identification No.)

3030 Callan Road, San Diego, CA (Address of principal executive offices)		92121 (Zip Code)

Registrant's telephone number, including area code: (858) 431-8500

N/A
(Former name or former address, if changed since last report)

ITEM 5. Other Events.

        On September 5, 2002, IDEC Pharmaceuticals Corporation (the "Company") announced results of Phase II clinical trials of its IDEC-114 anti-CD80 monoclonal antibody for patients with moderate-to-severe psoriasis. The Press Release announcing the Phase II results is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits.

(a)
Financial Statements

    None.

(b)
Pro Forma Financial Statements

    None.

(c)
Exhibits

    99.1    Press release dated September 5, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2002

IDEC PHARMACEUTICALS CORPORATION
By	/s/ JOHN M. DUNN
Name:	John M. Dunn
Title:	Senior Vice President and General Counsel

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SIGNATURE